SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 4, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Tennessee                      01-12073                   62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)         (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
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               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
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              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.



I.  Amendment of  Bank One Credit Agreement

                  Effective as of December 4, 2001, Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. (collectively, the "Borrower") entered into a Waiver and Amendment to Credit Agreement (the "Amendment") to the Secured Revolving Credit Agreement dated as of October 26, 2000 (the "Credit Agreement") in the maximum principal amount of $125 million (the "Credit Facility") with Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association. The Amendment relaxes various financial covenants of the Credit Facility through December 31, 2002 and waives several provisions of the Credit Facility from October 1, 2001 through December 31, 2002. The Credit Facility expires in October 2003.

                  Among other matters addressed therein, the Amendment (i) includes waivers as to certain fixed charges and total indebtedness ratios and requirements pertaining to furniture, fixtures and equipment ("FF&E ") expenditures; (ii) restricts the release of certain hotel assets used to collateralize the Credit Facility; (iii) prohibits the Borrower or Equity Inns, Inc. (the "Company") from making repurchases of shares of the Company's common stock, par value $.01 per share (the "Common Stock"); (iv) provides certain limits on the aggregate amount of dividends paid on the Common Stock; and (v) ratifies and renews certain guaranties in effect as to the Credit Facility.

                  A copy of the Amendment is set forth as Exhibit 10.1 hereto.

II.  Suspension of Dividends

         On December 5, 2001, the Company announced that its Board of Directors had, among other actions recently taken, suspended the payment of quarterly cash dividends on the shares of Common Stock for the fourth quarter of the Company's 2001 fiscal year. A copy of the Company's press release reporting the suspension of dividends is set forth as Exhibit 99.1 hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

10.1*--   Waiver and Amendment to Credit Agreement dated  as of December 4, 2001 among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association

99.1*--    Press release of Equity Inns, Inc. dated December 5, 2001.

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*Filed herewith.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.




December 11, 2001                          /s/ Donald H. Dempsey
                                           ---------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                List of Exhibits

10.1*-- Waiver and Amendment to Credit Agreement dated as of December 4, 2001 among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association

99.1*--   Press release of Equity Inns, Inc. dated December 5, 2001.

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*Filed herewith.